SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   --------

                                  FORM 8-K/A

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                                   --------

              Date of Report (Date of earliest event reported):
                    February 27, 2002 (February 26, 2002)

                             FEDDERS CORPORATION
              (Exact Name of Registrant as Specified in Charter)


           DELAWARE                   1-8831                   22-2572390
(State or Other Jurisdiction  (Commission File Number)       (IRS Employer
      of Incorporation)                                   Identification No.)

                             505 Martinsville Road
                     Liberty Corner, New Jersey 07938-0813
             (Address of Principal Executive Offices and Zip Code)

                                (908) 604-8686
             (Registrant's telephone number, including area code)


Item 5. Other events.

     On February 26, 2002, Fedders Corporation issued a press release announcing the adjournment of its annual meeting of stockholders, which was subsequently corrected for a typographical error. The corrected press release, issued on February 27, 2002, is attached hereto as Exhibit 99.1 to this Report and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

(c)  The following is filed as an Exhibit to this Report:


Exhibit Number          Description
--------------          --------------------------------------
        99.1            Press Release dated February 27, 2002.



                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                FEDDERS CORPORATION

                                                By:/s/ Kent E. Hansen
                                                   __________________
                                                   Kent E. Hansen
                                                   Executive Vice President and
                                                       Secretary

Dated:  February 27, 2002




                                 EXHIBIT INDEX


Exhibit Number          Description
--------------          --------------------------------------
      99.1              Press Release dated February 27, 2002.



Exhibit 99.1

FEDDERS ANNUAL MEETING OF STOCKHOLDERS
ADJOURNED TO MARCH 26, 2002


Liberty Corner, NJ - February 27, 2002 - Fedders Corporation (NYSE: FJC) a leading global manufacturer of air treatment products, including air conditioners, air cleaners, dehumidifiers and humidifiers, and thermal technology products, today announced that its Annual Meeting of Stockholders has been adjourned to March 26, 2002 at 10:30 AM at Fedders' headquarters, in order to allow more time for interested common stockholders to submit proxies with respect to one of the proposals in connection with its recapitalization plan. Implementation of the plan requires approval of eight proposals. Seven of the eight proposals have been approved. None of these proposals, including the recapitalization, will be effective unless proposal number eight is approved. The eighth proposal needs an additional three percent of the outstanding common shares to vote for approval. This may be new votes or a change of a "no" vote on proposal number eight. If approved, the common stockholders will receive 1.1 shares of new common stock, class A stockholders will receive 1 share of new common stock and class B stockholders will receive
1.1 shares of new class B stock.

This news release corrects the prior news release from February 26, 2002 that incorrectly stated that the common stockholders will receive 1.1 additional shares of new common stock.


This news release includes forward-looking statements that are covered under the "Safe-Harbor" clause of the Private Securities Litigation Reform Act of 1995. Such statements are based upon current expectations and assumptions. Actual results could differ materially from those currently anticipated as a result of known and unknown risks and uncertainties including, but not limited to, weather and economic, political, market and industry conditions and reliance on key customers. Such factors are described in Fedders' SEC filings, including its most recently filed annual report on Form 10-K. The company disclaims any obligation to update any forward-looking statements to incorporate developments occurring after release of this announcement. Visit the Fedders investor information website at www.fedders.com to access additional information on Fedders.



Contact:  Michael Giordano, (908) 604-8686
                Investorrelations@fedders.com

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